UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: January 31

Date of reporting period: July 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JULY 31, 2009

Legg Mason Partners

Social Awareness Fund

Managed by	LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Investment Counsel Social Awareness Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the six-month reporting period ended July 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as the preliminary estimate for GDP was a 1.0% decline. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 6.7 million jobs have been shed and we have experienced nineteen consecutive months of job losses. In addition, the unemployment rate remains high, reported as 9.4% in July 2009.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the third consecutive month in June. In addition, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and job losses in July 2009 were the lowest monthly amount since August 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Social Awareness Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), produced outstanding results for the six months ended July 31, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in February 2009, with the Index returning -10.65%. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of July — rising approximately 47% — the steepest gain since 1933. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 21.18% over the six-month reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were

II	Legg Mason Partners Social Awareness Fund

extremely low, given numerous “flights to quality” that were triggered by the fallout from last year’s financial crisis. After starting the period at 0.94% and 2.87%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.13% and 3.52%. Over the six months ended July 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended July 31, 2009, the Barclays Capital U.S. Aggregate Indexv returned 4.47%.

Performance review

For the six months ended July 31, 2009, Class A shares of Legg Mason Partners Social Awareness Fund, excluding sales charges, returned 17.13%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned 21.18% and 4.47%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)vi returned 16.27% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 19.36% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 678 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Social Awareness Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of July 31, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Social Awareness Fund — Class A Shares	17.13%
S&P 500 Index	21.18%
Barclays Capital U.S. Aggregate Index	4.47%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	16.27%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	19.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 16.53%, Class C shares returned 16.81% and Class I shares returned 17.37% over the six months ended July 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated May 31, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.26%, 2.30%, 1.87% and 1.03%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 678 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Social Awareness Fund

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 28, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the manager. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

Legg Mason Partners Social Awareness Fund	V

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of July 31, 2009 and January 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2009 and held for the six months ended July 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	17.13%	$1,000.00	$1,171.30	1.32%	$7.11
Class B	16.53	1,000.00	1,165.30	2.42	12.99
Class C	16.81	1,000.00	1,168.10	1.83	9.84
Class I	17.37	1,000.00	1,173.70	0.84	4.53

[1]	For the six months ended July 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.25	1.32%	$6.61
Class B	5.00	1,000.00	1,012.79	2.42	12.08
Class C	5.00	1,000.00	1,015.72	1.83	9.15
Class I	5.00	1,000.00	1,020.63	0.84	4.21

[1]	For the six months ended July 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 71.2%
CONSUMER DISCRETIONARY — 6.8%
	Hotels, Restaurants & Leisure — 1.8%
78,350	Yum! Brands Inc.	$2,778,291
	Multiline Retail — 1.0%
36,590	Target Corp.	1,596,056
	Specialty Retail — 1.8%
124,080	Lowe’s Cos. Inc.	2,786,837
	Textiles, Apparel & Luxury Goods — 2.2%
53,350	Coach Inc.	1,578,626
29,430	V.F. Corp.	1,903,827
	Total Textiles, Apparel & Luxury Goods	3,482,453
	TOTAL CONSUMER DISCRETIONARY	10,643,637
CONSUMER STAPLES — 8.9%
	Beverages — 1.9%
53,680	PepsiCo Inc.	3,046,340
	Food & Staples Retailing — 1.8%
83,140	CVS Caremark Corp.	2,783,527
	Food Products — 2.6%
175,590	Darling International Inc.*	1,239,666
49,530	General Mills Inc.	2,917,812
	Total Food Products	4,157,478
	Household Products — 2.6%
72,500	Procter & Gamble Co.	4,024,475
	TOTAL CONSUMER STAPLES	14,011,820
ENERGY — 7.8%
	Energy Equipment & Services — 2.5%
27,560	FMC Technologies Inc.*	1,198,860
74,099	National-Oilwell Varco Inc.*	2,663,118
	Total Energy Equipment & Services	3,861,978
	Oil, Gas & Consumable Fuels — 5.3%
50,400	Apache Corp.	4,231,080
83,581	BP PLC, ADR	4,182,393
	Total Oil, Gas & Consumable Fuels	8,413,473
	TOTAL ENERGY	12,275,451
FINANCIALS — 8.1%
	Capital Markets — 3.3%
142,500	Charles Schwab Corp.	2,546,475
63,810	Invesco Ltd.	1,260,247
27,000	State Street Corp.	1,358,100
	Total Capital Markets	5,164,822

See Notes to Financial Statements.

4	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 3.1%
93,010	Comerica Inc.	$2,217,359
130,010	U.S. Bancorp	2,653,504
	Total Commercial Banks	4,870,863
	Insurance — 1.7%
44,670	Arch Capital Group Ltd.*	2,778,027
	TOTAL FINANCIALS	12,813,712
HEALTH CARE — 10.8%
	Biotechnology — 4.6%
109,297	BioMarin Pharmaceutical Inc.*	1,793,564
45,880	Celgene Corp.*	2,613,325
57,210	Gilead Sciences Inc.*	2,799,285
	Total Biotechnology	7,206,174
	Health Care Equipment & Supplies — 4.0%
61,850	Covidien PLC	2,338,548
61,800	Inverness Medical Innovations Inc.*	2,079,570
48,850	Stryker Corp.	1,899,288
	Total Health Care Equipment & Supplies	6,317,406
	Health Care Providers & Services — 2.2%
30,830	Aetna Inc.	831,485
36,860	Express Scripts Inc.*	2,581,675
	Total Health Care Providers & Services	3,413,160
	TOTAL HEALTH CARE	16,936,740
INDUSTRIALS — 7.6%
	Building Products — 1.1%
128,100	Masco Corp.	1,784,433
	Commercial Services & Supplies — 4.2%
136,530	Covanta Holding Corp.*	2,305,992
107,004	Republic Services Inc.	2,846,306
51,350	Tetra Technology Inc.*	1,546,662
	Total Commercial Services & Supplies	6,698,960
	Electrical Equipment — 1.6%
67,388	Emerson Electric Co.	2,451,575
	Machinery — 0.7%
23,789	Deere & Co.	1,040,531
	TOTAL INDUSTRIALS	11,975,499
INFORMATION TECHNOLOGY — 14.4%
	Communications Equipment — 4.0%
103,790	Cisco Systems Inc.*	2,284,418
110,630	Corning Inc.	1,880,710

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

July 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Communications Equipment — 4.0% continued
78,880	Juniper Networks Inc.*	$2,061,134
	Total Communications Equipment	6,226,262
	Computers & Peripherals — 2.9%
14,830	Apple Inc.*	2,423,074
96,610	NetApp Inc.*	2,169,860
	Total Computers & Peripherals	4,592,934
	Internet Software & Services — 1.5%
5,260	Google Inc., Class A Shares*	2,330,443
	IT Services — 2.2%
58,080	Accenture Ltd., Class A Shares	2,036,866
43,710	Lender Processing Services Inc.	1,494,008
	Total IT Services	3,530,874
	Semiconductors & Semiconductor Equipment — 2.1%
73,060	Broadcom Corp., Class A Shares*	2,062,484
40,520	Varian Semiconductor Equipment Associates Inc.*	1,298,261
	Total Semiconductors & Semiconductor Equipment	3,360,745
	Software — 1.7%
48,970	Amdocs Ltd.*	1,171,362
60,790	Microsoft Corp.	1,429,781
	Total Software	2,601,143
	TOTAL INFORMATION TECHNOLOGY	22,642,401
MATERIALS — 2.6%
	Chemicals — 1.9%
25,649	Air Products & Chemicals Inc.	1,913,416
11,110	Potash Corp. of Saskatchewan Inc.	1,033,341
	Total Chemicals	2,946,757
	Construction Materials — 0.3%
6,600	Martin Marietta Materials Inc.	568,062
	Metals & Mining — 0.4%
24,100	Cliffs Natural Resources Inc.	660,099
	TOTAL MATERIALS	4,174,918
TELECOMMUNICATION SERVICES — 1.9%
	Wireless Telecommunication Services — 1.9%
34,280	America Movil SAB de CV, Series L Shares, ADR	1,474,383
44,125	American Tower Corp., Class A Shares*	1,504,221
	TOTAL TELECOMMUNICATION SERVICES	2,978,604
UTILITIES — 2.3%
	Electric Utilities — 2.3%
32,500	Exelon Corp.	1,652,950

See Notes to Financial Statements.

6	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Electric Utilities — 2.3% continued
83,200	Northeast Utilities	$1,914,432
	TOTAL UTILITIES	3,567,382
	TOTAL COMMON STOCKS (Cost — $105,717,409)	112,020,164
FACE AMOUNT
ASSET-BACKED SECURITIES — 0.6%
FINANCIALS — 0.6%
	Automobiles — 0.6%
$59,301	Harley-Davidson Motorcycle Trust, 3.760% due 12/17/12	59,627
417,000	Honda Auto Receivables Owner Trust, 4.470% due 1/18/12	428,905
429,895	Hyundai Auto Receivables Trust, 5.260% due 11/15/12	437,468
	TOTAL ASSET-BACKED SECURITIES (Cost — $924,361)	926,000
COLLATERALIZED MORTGAGE OBLIGATION — 1.2%
1,941,288	Federal Home Loan Mortgage Corp. (FHLMC), 5.500% due 12/15/18(a) (Cost — $1,930,586)	2,010,237
CORPORATE BONDS & NOTES — 13.7%
CONSUMER DISCRETIONARY — 1.5%
	Media — 1.0%
600,000	Comcast Corp., Bonds, 5.650% due 6/15/35	587,736
1,000,000	Walt Disney Co., Medium-Term Notes, Global Notes, 5.700% due 7/15/11	1,074,078
	Total Media	1,661,814
	Specialty Retail — 0.5%
700,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	727,265
	TOTAL CONSUMER DISCRETIONARY	2,389,079
CONSUMER STAPLES — 0.7%
	Beverages — 0.4%
655,000	PepsiCo Inc., Senior Notes, 5.000% due 6/1/18	687,168
	Household Products — 0.3%
430,000	Procter & Gamble Co., Senior Notes, 4.600% due 1/15/14	460,151
	TOTAL CONSUMER STAPLES	1,147,319
ENERGY — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
750,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	799,612
FINANCIALS — 6.8%
	Capital Markets — 1.2%
715,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	765,837
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 4.500% due 7/26/10(b)	177,500
1,000,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	1,041,717
	Total Capital Markets	1,985,054

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

July 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 0.5%
$700,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	$734,716
	Consumer Finance — 1.6%
1,000,000	American Express Credit Corp., Senior Notes, 5.000% due 12/2/10	1,018,183
2,175,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	1,529,330
	Total Consumer Finance	2,547,513
	Diversified Financial Services — 3.2%
1,000,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	955,858
1,000,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.000% due 3/22/11	1,004,503
750,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	770,219
650,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	696,734
700,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	751,132
540,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	625,034
190,000	Private Export Funding Corp., 4.974% due 8/15/13	207,658
	Total Diversified Financial Services	5,011,138
	Insurance — 0.3%
675,000	Genworth Financial Inc., Senior Notes, 6.500% due 6/15/34	430,889
	TOTAL FINANCIALS	10,709,310
HEALTH CARE — 2.2%
	Pharmaceuticals — 2.2%
650,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	707,347
850,000	AstraZeneca PLC, Senior Notes, 5.400% due 9/15/12	931,795
850,000	Johnson & Johnson, Notes, 5.150% due 8/15/12	934,923
355,000	Merck & Co. Inc., Senior Notes, 4.000% due 6/30/15	370,839
470,000	Novartis Capital Corp., Senior Notes, 4.125% due 2/10/14	490,670
	TOTAL HEALTH CARE	3,435,574
INDUSTRIALS — 0.5%
	Road & Rail — 0.5%
650,000	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	770,367
INFORMATION TECHNOLOGY — 0.4%
	Computers & Peripherals — 0.3%
410,000	Hewlett-Packard Co., Senior Notes, 4.250% due 2/24/12	431,624
	Software — 0.1%
205,000	Microsoft Corp., Senior Notes, 2.950% due 6/1/14	205,313
	TOTAL INFORMATION TECHNOLOGY	636,937

See Notes to Financial Statements.

8	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

MATERIALS — 0.4%
	Chemicals — 0.4%
$600,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 5.875% due 12/1/36	$594,461
TELECOMMUNICATION SERVICES — 0.7%
	Diversified Telecommunication Services — 0.7%
1,000,000	Verizon Communications Inc., Senior Notes, 5.350% due 2/15/11	1,047,773
	TOTAL CORPORATE BONDS & NOTES (Cost — $22,386,614)	21,530,432
MORTGAGE-BACKED SECURITIES — 8.6%
	FHLMC — 6.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
479,354	6.000% due 9/1/37(a)	502,954
	Gold:
3,766,668	5.000% due 3/1/19-7/1/35(a)	3,900,652
1,142,057	4.500% due 6/1/21(a)	1,183,586
1,921,909	6.000% due 2/1/22-2/1/36(a)	2,021,658
891,187	6.500% due 1/1/37(a)	952,012
834,668	5.500% due 2/1/37(a)	865,590
	Total FHLMC	9,426,452
	FNMA — 1.6%
	Federal National Mortgage Association (FNMA):
187	6.500% due 3/1/29(a)	202
576,309	4.500% due 2/1/35(a)	582,595
221,675	5.500% due 6/1/36-11/1/36(a)	230,130
1,603,125	6.000% due 5/1/37-9/1/37(a)	1,683,306
	Total FNMA	2,496,233
	GNMA — 1.0%
1,412,971	Government National Mortgage Association (GNMA) I, 5.000% due 12/15/35	1,456,891
197,282	Government National Mortgage Association (GNMA) II, 7.000% due 11/20/36	212,997
	Total GNMA	1,669,888
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,853,800)	13,592,573
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.7%
	U.S. Government Agency — 0.2%
303,000	Federal National Mortgage Association (FNMA), Bonds, 6.625% due 11/15/30(a)	381,000
	U.S. Government Obligations — 1.5%
2,497,000	U.S. Treasury Bonds, 3.500% due 2/15/39	2,158,739
	U.S. Treasury Notes:
53,000	2.750% due 2/15/19	49,807

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

July 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 1.5% continued
$74,000	3.125% due 5/15/19	$71,734
	Total U.S. Government Obligations	2,280,280
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,711,718)	2,661,280
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $146,524,488)	152,740,686
SHORT-TERM INVESTMENT† — 0.8%
	Repurchase Agreement — 0.8%
1,221,676	Goldman Sachs & Co. repurchase agreement dated 7/31/09, 0.160% due 8/3/09; Proceeds at maturity - $1,221,692; (Fully collateralized by U.S. government agency obligation, 1.600% due 7/1/11; Market value — $1,251,229) (Cost — $1,221,676)	1,221,676
	TOTAL INVESTMENTS — 97.8% (Cost — $147,746,164#)	153,962,362
	Other Assets in Excess of Liabilities — 2.2%	3,409,581
	TOTAL NET ASSETS — 100.0%	$157,371,943

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(b)	The coupon payment on these securities is currently in default as of July 31, 2009.

†	Under the Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

10	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

July 31, 2009

ASSETS:
Investments, at value (Cost — $147,746,164)	$153,962,362
Receivable for securities sold	2,931,312
Dividends and interest receivable	592,254
Receivable for Fund shares sold	279,196
Prepaid expenses	20,812
Total Assets	157,785,936
LIABILITIES:
Payable for Fund shares repurchased	124,363
Investment management fee payable	83,065
Distribution fees payable	50,399
Trustees’ fees payable	41,583
Accrued expenses	114,583
Total Liabilities	413,993
TOTAL NET ASSETS	$157,371,943
NET ASSETS:
Par value (Note 7)	$114
Paid-in capital in excess of par value	166,415,392
Undistributed net investment income	129,673
Accumulated net realized loss on investments	(15,389,434)
Net unrealized appreciation on investments	6,216,198
TOTAL NET ASSETS	$157,371,943
Shares Outstanding:
Class A	9,186,733
Class B	1,481,606
Class C	689,735
Class I	2,086
Net Asset Value:
Class A (and redemption price)	$13.84
Class B*	$13.89
Class C*	$13.98
Class I (and redemption price)	$13.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.68

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended July 31, 2009

INVESTMENT INCOME:
Interest	$1,101,480
Dividends	841,787
Less: Foreign taxes withheld	(465)
Total Investment Income	1,942,802
EXPENSES:
Investment management fee (Note 2)	462,399
Distribution fees (Notes 2 and 5)	283,880
Transfer agent fees (Note 5)	206,907
Shareholder reports (Note 5)	37,229
Registration fees	36,025
Legal fees	18,176
Audit and tax	11,365
Trustees’ fees	6,479
Insurance	2,466
Custody fees	1,460
Miscellaneous expenses	4,323
Total Expenses	1,070,709
NET INVESTMENT INCOME	872,093
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(5,544,294)
Change in Net Unrealized Appreciation/Depreciation From Investments	27,711,982
NET GAIN ON INVESTMENTS	22,167,688
INCREASE IN NET ASSETS FROM OPERATIONS	$23,039,781

See Notes to Financial Statements.

12	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JULY 31, 2009 (unaudited) AND THE YEAR ENDED JANUARY 31, 2009	2009	2009
OPERATIONS:
Net investment income	$872,093	$2,215,963
Net realized loss	(5,544,294)	(8,747,506)
Change in net unrealized appreciation/depreciation	27,711,982	(48,933,378)
Increase (Decrease) in Net Assets From Operations	23,039,781	(55,464,921)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(878,670)	(2,401,556)
Decrease in Net Assets From Distributions to Shareholders	(878,670)	(2,401,556)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	5,813,520	15,695,176
Reinvestment of distributions	860,365	2,315,085
Cost of shares repurchased	(15,366,041)	(47,911,926)
Decrease in Net Assets From Fund Share Transactions	(8,692,156)	(29,901,665)
INCREASE (DECREASE) IN NET ASSETS	13,468,955	(87,768,142)
NET ASSETS:
Beginning of period	143,902,988	231,671,130
End of period*	$157,371,943	$143,902,988
* Includes undistributed net investment income of:	$129,673	$136,250

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	13

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$11.90	$16.46	$21.12	$21.06	$21.43	$21.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.09	0.20	0.27	0.28	0.23	0.24
Net realized and unrealized gain (loss)	1.94	(4.55)	0.37	1.62	0.23	0.61
Total income (loss) from operations	2.03	(4.35)	0.64	1.90	0.46	0.85
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.21)	(0.27)	(0.29)	(0.27)	(0.25)
Net realized gains	—	—	(5.03)	(1.55)	(0.56)	(0.76)
Total distributions	(0.09)	(0.21)	(5.30)	(1.84)	(0.83)	(1.01)
NET ASSET VALUE, END OF PERIOD	$13.84	$11.90	$16.46	$21.12	$21.06	$21.43
Total return[3]	17.13%	(26.64)%	1.94%	9.60%[4]	2.20%[4]	4.05%[4]
NET ASSETS, END OF PERIOD (000s)	$127,122	$114,042	$179,496	$201,214	$221,736	$263,581
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.32%[5]	1.26%	1.20%	1.19%[6]	1.15%	1.18%
Net expenses	1.32 [5]	1.26	1.20	1.18 [6,7]	1.15	1.15 [7]
Net investment income	1.41 [5]	1.33	1.31	1.36	1.07	1.12
PORTFOLIO TURNOVER RATE	16%	42%	79%	47%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2009 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	See Note 11 to the financial statements.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$11.95	$16.53	$21.19	$21.14	$21.51	$21.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.02	0.04	0.06	0.08	0.05	0.07
Net realized and unrealized gain (loss)	1.95	(4.56)	0.37	1.61	0.24	0.61
Total income (loss) from operations	1.97	(4.52)	0.43	1.69	0.29	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.06)	(0.06)	(0.09)	(0.10)	(0.06)
Net realized gains	—	—	(5.03)	(1.55)	(0.56)	(0.76)
Total distributions	(0.03)	(0.06)	(5.09)	(1.64)	(0.66)	(0.82)
NET ASSET VALUE, END OF PERIOD	$13.89	$11.95	$16.53	$21.19	$21.14	$21.51
Total return[3]	16.53%	(27.39)%	0.91%	8.45%[4]	1.34%[4]	3.25%[4]
NET ASSETS, END OF PERIOD (000s)	$20,578	$20,958	$39,401	$58,297	$75,702	$98,552
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.42%[5]	2.30%	2.23%	2.17%[6]	2.00%	1.99%
Net expenses	2.42 [5]	2.30	2.23	2.17 [6,7]	2.00	1.96 [7]
Net investment income	0.32 [5]	0.28	0.29	0.37	0.23	0.31
PORTFOLIO TURNOVER RATE	16%	42%	79%	47%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	See Note 11 to the financial statements.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	15

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.02	$16.62	$21.28	$21.21	$21.57	$21.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.06	0.11	0.15	0.16	0.08	0.08
Net realized and unrealized gain (loss)	1.95	(4.58)	0.37	1.62	0.24	0.61
Total income (loss) from operations	2.01	(4.47)	0.52	1.78	0.32	0.69
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.13)	(0.15)	(0.16)	(0.12)	(0.08)
Net realized gains	—	—	(5.03)	(1.55)	(0.56)	(0.76)
Total distributions	(0.05)	(0.13)	(5.18)	(1.71)	(0.68)	(0.84)
NET ASSET VALUE, END OF PERIOD	$13.98	$12.02	$16.62	$21.28	$21.21	$21.57
Total return[3]	16.81%	(27.06)%	1.32%	8.88%[4]	1.50%[4]	3.28%[4]
NET ASSETS, END OF PERIOD (000s)	$9,643	$8,888	$12,774	$14,553	$17,240	$20,983
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.83%[5]	1.87%	1.81%	1.83%[6]	1.87%	1.92%
Net expenses	1.83 [5]	1.87	1.81	1.79 [6,7]	1.87	1.88 [7]
Net investment income	0.91 [5]	0.73	0.71	0.75	0.35	0.39
PORTFOLIO TURNOVER RATE	16%	42%	79%	47%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	See Note 11 to the financial statements.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2009[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.90	$15.98
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.13
Net realized and unrealized gain (loss)	1.94	(4.08)
Total income (loss) from operations	2.05	(3.95)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.13)
Total distributions	(0.11)	(0.13)
NET ASSET VALUE, END OF PERIOD	$13.84	$11.90
Total return[4]	17.37%	(24.80)%
NET ASSETS, END OF PERIOD (000s)	$29	$15
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.84%	1.03%
Net expenses[5]	0.84	1.03
Net investment income[5]	1.83	1.81
PORTFOLIO TURNOVER RATE	16%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2009 (unaudited).

[3]	For the period July 24, 2008 (inception date) to January 31, 2009.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through September 25, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION:	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Common stock	$112,020,164	—	—	$112,020,164
Asset-backed securities	—	$926,000	—	926,000
Collateralized mortgage obligation	—	2,010,237	—	2,010,237
Corporate bonds & notes	—	21,530,432	—	21,530,432
Mortgage-backed securities	—	13,592,573	—	13,592,573
U.S. Government & agency obligations	—	2,661,280	—	2,661,280
Total long-term investments	112,020,164	40,720,522	—	152,740,686
Short-term investment†	—	1,221,676	—	1,221,676
Total	$112,020,164	$41,942,198	—	$153,962,362

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts,

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

20	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2009, LMIS and its affiliates received sales charges of approximately $11,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$2,000	$0	*

*	Amount represents less than $500.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

The Fund adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2009, the Fund had accrued $28,325 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$19,517,012	$2,710,180
Sales	24,404,208	8,033,817

At July 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,756,998
Gross unrealized depreciation	(10,540,800)
Net unrealized appreciation	$6,216,198

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At July 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

22	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

For the six months ended July 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$142,460	$150,263	$26,284
Class B	98,138	55,071	9,672
Class C	43,282	1,567	1,271
Class I	—	6	2
Total	$283,880	$206,907	$37,229

6. Distributions to shareholders by class

	SIX MONTHS ENDED JULY 31, 2009	YEAR ENDED JANUARY 31, 2009
Net Investment Income:
Class A	$793,353	$2,179,603
Class B	48,576	126,892
Class C	36,510	94,896
Class I	231	165
Total	$878,670	$2,401,556

7. Shares of beneficial interest

At July 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JULY 31, 2009		YEAR ENDED JANUARY 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	374,194	$4,594,420	793,594	$11,940,277
Shares issued on reinvestment	64,776	779,570	143,583	2,105,603
Shares repurchased	(836,754)	(10,187,617)	(2,259,364)	(34,073,815)
Net decrease	(397,784)	$(4,813,627)	(1,322,187)	$(20,027,935)
Class B
Shares sold	62,101	$761,552	148,330	$2,204,859
Shares issued on reinvestment	4,212	48,440	8,740	125,875
Shares repurchased	(338,240)	(4,136,722)	(786,706)	(11,868,305)
Net decrease	(271,927)	$(3,326,730)	(629,636)	$(9,537,571)

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED JULY 31, 2009		YEAR ENDED JANUARY 31, 2009
	SHARES	AMOUNT	SHARES		AMOUNT
Class C
Shares sold	35,331	$448,048	98,725		$1,530,040
Shares issued on reinvestment	2,654	32,124	5,688		83,442
Shares repurchased	(87,750)	(1,041,702)	(133,326)		(1,969,806)
Net decrease	(49,765)	$(561,530)	(28,913)		$(356,324)
Class I
Shares sold	813	$9,500	1,242	[1]	$20,000	[1]
Shares issued on reinvestment	19	231	12	[1]	165	[1]
Net increase	832	$9,731	1,254		$20,165

[1]	For the period July 24, 2008 (inception date) to January 31, 2009

8. Capital loss carryforward

As of January 31, 2009, the Fund had a net capital loss carryforward of approximately $6,417,979, all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials

24	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above- described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

(“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on

26	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class. Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

28	Legg Mason Partners Social Awareness Fund 2009 Semi-Annual Report

Legg Mason Partners Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/09 SR09-905

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: October 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: October 7, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: October 7, 2009